                                                                   EXHIBIT 10.12












                  NATIONAL - OILWELL SUPPLEMENTAL SAVINGS PLAN

                                NATIONAL-OILWELL
                           SUPPLEMENTAL SAVINGS PLAN

                               TABLE OF CONTENTS


ARTICLE I - DEFINITIONS

         Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.1
         Basic Deferred Compensation Accrual  . . . . . . . . . . . . . .  1.2
         Basic Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.3
         Beneficiary or Beneficiaries . . . . . . . . . . . . . . . . . .  1.4
         Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.5
         Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.6
         Considered Compensation  . . . . . . . . . . . . . . . . . . . .  1.7
         Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.8
         Deferred Compensation Ledger . . . . . . . . . . . . . . . . . .  1.9
         Employee . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.10
         Employer . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.11
         Employer Matching Contributions  . . . . . . . . . . . . . . .   1.12
         Employer Retirement Contributions  . . . . . . . . . . . . . .   1.13
         Excess Aggregate 401(m) Contributions  . . . . . . . . . . . .   1.14
         Management Committee . . . . . . . . . . . . . . . . . . . . .   1.15
         Member . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.16
         Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.17
         Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . .   1.18
         Salary Deferral Contributions  . . . . . . . . . . . . . . . .   1.19
         Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.20
         Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.21
         Supplemental Matching Accruals . . . . . . . . . . . . . . . .   1.22
         Supplemental Retirement Accruals . . . . . . . . . . . . . . .   1.23
         Valuation Date . . . . . . . . . . . . . . . . . . . . . . . .   1.24

ARTICLE II - ELIGIBILITY

ARTICLE III - BASIC DEFERRED COMPENSATION ACCRUALS

         Basic Deferral Accrual . . . . . . . . . . . . . . . . . . . . .  3.1
         Bonus Deferral Accrual . . . . . . . . . . . . . . . . . . . . .  3.2

ARTICLE IV - SUPPLEMENTAL MATCHING ACCRUALS AND SUPPLEMENTAL RETIREMENT
ACCRUALS

         Supplemental Matching Accruals . . . . . . . . . . . . . . . . .  4.1
         Supplemental Retirement Accruals . . . . . . . . . . . . . . . .  4.2

ARTICLE V - ACCOUNTS

         Establishing a Member's Account  . . . . . . . . . . . . . . . .  5.1
         Crediting of the Employer's Contributions  . . . . . . . . . . .  5.2
         Crediting of Dividends, Distributions and Interest . . . . . . .  5.3
         Crediting of Interest on the Portion of the Member's
           Account held in the Form of Cash . . . . . . . . . . . . . . .  5.4

ARTICLE VI - MEMBER'S RIGHTS AND BENEFITS

         Member's Vested Interest . . . . . . . . . . . . . . . . . . . .  6.1
         Time and Form of Benefit Payment . . . . . . . . . . . . . . . .  6.2
         Continued Employment . . . . . . . . . . . . . . . . . . . . . .  6.3

ARTICLE VII - ACCOUNTS UNFUNDED

         Payments Under This Agreement are the Obligations
           of the Employer  . . . . . . . . . . . . . . . . . . . . . . .  7.1
         Rabbi Trust To Enable Employer to Meet
           its Obligations Under the Agreement  . . . . . . . . . . . . .  7.2

ARTICLE VIII - ADMINISTRATION

         Committee Appointment  . . . . . . . . . . . . . . . . . . . . .  8.1
         Committee Organization and Voting  . . . . . . . . . . . . . . .  8.2
         Powers of the Committee  . . . . . . . . . . . . . . . . . . . .  8.3
         Committee Discretion . . . . . . . . . . . . . . . . . . . . . .  8.4
         Reimbursement of Expenses  . . . . . . . . . . . . . . . . . . .  8.5
         Annual Statement . . . . . . . . . . . . . . . . . . . . . . . .  8.6

ARTICLE IX - AMENDMENT AND/OR TERMINATION

         Amendment and/or Termination . . . . . . . . . . . . . . . . . .  9.1
         Reversion of Excess Assets . . . . . . . . . . . . . . . . . . .  9.2

ARTICLE X - ADOPTING OF PLAN BY OTHER EMPLOYERS

         Adoption Procedure . . . . . . . . . . . . . . . . . . . . . .   10.1
         No Joint Venture Implied . . . . . . . . . . . . . . . . . . .   10.2
         Expenses to be Shared  . . . . . . . . . . . . . . . . . . . .   10.3

         Transfer of Members  . . . . . . . . . . . . . . . . . . . . .   10.4
         Single Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   10.5

ARTICLE XI - MISCELLANEOUS

         Responsibility for Distributions and
         Withholding of Taxes . . . . . . . . . . . . . . . . . . . . .   11.1
         Limitation of Rights . . . . . . . . . . . . . . . . . . . . .   11.2
         Distributions to Incompetents or Minors  . . . . . . . . . . .   11.3
         Nonalienation of Benefits  . . . . . . . . . . . . . . . . . .   11.4
         Reliance Upon Information  . . . . . . . . . . . . . . . . . .   11.5
         Severability . . . . . . . . . . . . . . . . . . . . . . . . .   11.6
         Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11.7
         Gender and Number  . . . . . . . . . . . . . . . . . . . . . .   11.8
         Governing Law  . . . . . . . . . . . . . . . . . . . . . . . .   11.9
         Effective Date . . . . . . . . . . . . . . . . . . . . . . . .  11.10

                                NATIONAL-OILWELL
                           SUPPLEMENTAL SAVINGS PLAN


                 WHEREAS, National-Oilwell has adopted a qualified plan known as the National-Oilwell Retirement and Thrift Plan (the "Basic Plan") for the benefit of its employees and the employees of a certain affiliated company which has adopted the Basic Plan; and

                 WHEREAS, National-Oilwell desires to adopt the National-Oilwell Supplemental Savings Plan to provide the opportunity for a select group of management or highly compensated employees to defer compensation in excess of the amount permitted under the Basic Plan;

                 NOW, THEREFORE, National-Oilwell hereby adopts the National-Oilwell Supplemental Savings Plan as follows.

                                   ARTICLE I

                                  DEFINITIONS


                 The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

                1.1 "ACCOUNT" means the individual account of a Member in the deferred contribution ledger maintained by the Employer.

                1.2 "BASIC DEFERRED COMPENSATION ACCRUAL" means the portion of a Member's Considered Compensation deferred under this Plan.

                1.3 "BASIC PLAN" means the National-Oilwell Retirement and Thrift Plan, as amended from time to time.

                1.4 "BENEFICIARY OR BENEFICIARIES" means the person or persons or the trust or trusts created for the benefit of a natural person or persons or the Member's or retired Member's estate, designated by the Member or retired Member to receive the benefits payable under this Plan upon his death.

                1.5 "BENEFITS" means those benefits paid to a Member under this Plan.

                1.6 "COMMITTEE" means the committee composed of the persons appointed by the Management Committee to administer the Plan.

                1.7 "CONSIDERED COMPENSATION" means a Member's Considered Compensation as defined in the Basic Plan.

                1.8 "CODE" means the Internal Revenue Code of 1986, as amended.

                1.9 "DEFERRED COMPENSATION LEDGER" means the ledger maintained by the Committee for each Member which reflects the amount of Considered Compensation deferred by the Member under this Plan, the Supplemental Matching Accrual provided under this Plan, and the amount of earnings credited on each of these amounts.

                1.10 "EMPLOYEE" means an employee of the Employer who is eligible for and is participating in the Plan.

                1.11 "EMPLOYER" means the Sponsor and any other business organization which has adopted this Plan with respect to its employees who are Members benefitting under this Plan.

                1.12 "EMPLOYER MATCHING CONTRIBUTIONS" means the matching contributions made by the Employer to the Basic Plan.

                1.13 "EMPLOYER RETIREMENT CONTRIBUTIONS" means the employer retirement contributions made by the Employer to a Member under the Basic Plan.

                1.14 "EXCESS AGGREGATE 401(M) CONTRIBUTIONS" means a Member's Excess Aggregate 401 (m) Contributions as defined under the Basic Plan.

                1.15 "MANAGEMENT COMMITTEE" means the Executive Committee or other body given management responsibility of the Sponsor.

                1.16 "MEMBER" means an Employee who is participating in this Plan.

                1.17 "PLAN" means this National-Oilwell Supplemental Savings Plan, as amended from time to time.

                1.18 "PLAN YEAR" means the Plan Year as defined under the Basic Plan.

                1.19 "SALARY DEFERRAL CONTRIBUTIONS" means the portion of a Member's Considered Compensation which is deferred and contributed to the Basic Plan on behalf of the Member by the Employer.

                1.20      "SPONSOR" means National-Oilwell.

                1.21 "STOCK" means that class or classes of NOW Holdings, Inc. stock that is designated by the Committee.

                1.22 "SUPPLEMENTAL MATCHING ACCRUALS" means the accrual made by the Employer on behalf of the Members pursuant to the provisions of
Section 4.1.

                1.23 "SUPPLEMENTAL RETIREMENT ACCRUALS" means the accrual made by the Employer on behalf of the Members pursuant to the provisions of
Section 4.2.

                1.24 "VALUATION DATE" means the date established by the Committee from time to time for the valuation of the Member's Account. The valuations must be at least annually.

                                   ARTICLE II

                                  ELIGIBILITY


                 Those persons who are designated by the Committee to be members of a select group of management or highly compensated employees are eligible to participate in this Plan.

                                  ARTICLE III

                      BASIC DEFERRED COMPENSATION ACCRUALS


                3.1 BASIC DEFERRAL ACCRUAL. A Member shall be entitled to defer out of his regular Considered Compensation for the Plan Year a percentage of Considered Compensation provided he makes his election in writing prior to the beginning of each Plan Year under the rules and regulations established by the Committee. In the first year in which an Employee is eligible to participate in the Plan, the newly eligible Member may make an election to defer a percentage of his Considered Compensation for services to be performed subsequent to the election within 30 days after the date the Employee becomes a Member. Once an election has been made as to the percentage deferred for a particular Plan Year, it becomes irrevocable for the Plan Year.

                3.2 BONUS DEFERRAL ACCRUAL. A Member shall be entitled to make a separate election to defer any bonus he may be entitled to receive under rules and regulations established by the Committee. If a Member may be entitled to receive multiple bonus payments during a Plan Year, the Member must make separate elections with respect to each possible bonus payment. Once an election has been made as to the percentage deferred for a particular Plan Year, it becomes irrevocable for the Plan Year.

                3.3 FORM OF DEFERRAL. During each election period, the Member may also elect the percentage of the amount deferred, if any, to be deferred in the form of Stock (provided, however, Stock has been made available to the Member as an option) and the percentage, if any, to be deferred in the form of cash.





                                     III-1

                                   ARTICLE IV

                       SUPPLEMENTAL MATCHING ACCRUALS AND
                        SUPPLEMENTAL RETIREMENT ACCRUALS


                4.1 SUPPLEMENTAL MATCHING ACCRUALS. The Employer shall make an annual Supplemental Matching Accrual equal to (a) a percentage of the Member's Deferred Compensation Accruals under this Plan, plus (b) an amount equal to any Employer Matching Contributions which are treated as Excess Aggregate 401(m) Contributions under the Basic Plan. The Supplemental Matching Accrual percentage shall be determined in the same manner that the matching contributions are determined by in the Basic Plan; provided, however, such Supplemental Matching Accrual, when added to the Member's Employer Matching Contributions shall not exceed six percent of the Member's Considered Compensation, adjusted to include the amount of the Member's Deferred Compensation Accruals under this Plan and on his Considered Compensation that exceeds the Code Section 404(a)(17) limitation.

                4.2 SUPPLEMENTAL RETIREMENT ACCRUALS. For each Plan Year, the Employer shall make a Supplemental Retirement Accrual on behalf of each Member who (a) has amounts deferred under Section 3.1 or (b) has Considered Compensation in excess of the Section 401(a)(17) limitation for the Plan Year. The amount of the Supplemental Retirement Accrual shall be in an amount equal to the same percentage the Member received as an Employer Retirement Contribution under the Basic Plan but only on the amounts he elects to contribute to this Plan under Section 3.1 and on his Considered Compensation that exceeds the Code Section 401(a)(17) limitation.

                                   ARTICLE V

                                    ACCOUNTS


                5.1 ESTABLISHING A MEMBER'S ACCOUNT. The Committee shall establish a Deferred Compensation Ledger and maintain a Basic Deferred Compensation Accrual Account, a Supplemental Matching Accrual Account, and a Supplemental Retirement Accrual Account for each Member. The Accounts shall reflect the amount of the Employer's obligation to the Member at any given time.

                5.2 CREDITING OF THE EMPLOYER'S CONTRIBUTIONS. The Basic Deferred Compensation Accruals shall be entered in the Deferred Compensation Ledger as of the date compensation is withheld from the Member. The Supplemental Matching Accruals and Supplemental Retirement Accruals shall be entered in the Deferred Compensation Ledger within a reasonable period following the close of each Plan Year. If a Member elected his deferral to be in the form of Stock, the number of shares credited to his Account as Stock shall be the number of full shares of Stock that could have been purchased with the dollar amount deferred, without taking into account any brokerage fees, taxes or other expenses which might be incurred in such a transaction based upon the fair market value of the Stock on the date the amount would have been paid to the Member had it not been deferred pursuant to Article III, and any additional fractional amount shall be credited to the Member's Account in the form of cash. Fair market value of the Stock shall be determined by the Committee in its sole discretion.

                5.3 CREDITING OF DIVIDENDS, DISTRIBUTIONS AND INTEREST. When dividends are declared and paid on, or other distributions, whether stock, property, cash, rights or other, are made with respect to the Stock, those dividends and other distributions shall be accrued in a Member's Account based upon the shares of Stock credited to the Member's Account. The dividends or other distributions in the form of shares of Stock shall be credited to the Account as additional shares of Stock. The dividends or other distributions or rights in any other form shall be credited to the Member's Account in the form of cash. For this purpose, all dividends and distributions not in the form of shares of Stock shall be credited with interest in accordance with Section 5.4.

                5.4 CREDITING OF INTEREST ON THE PORTION OF THE MEMBER'S ACCOUNT HELD IN THE FORM OF CASH. Each Member shall be awarded by the Committee an interest factor on his deferred compensation that is held in the form of cash, to be part of his total deferred compensation under the Plan, equal to the amount which is deemed to be earned on his bookkeeping Account established to enable the Employer to determine its obligations under the Plan. For the purpose of determining the interest to be credited to the Member's Account that is held in the form of cash under the Plan, the Committee shall value that portion of his Account that is not held in the form of Stock each Valuation Date, at its deemed investment's then fair market value, but without regard to any credits made to the Account after the preceding

 Valuation Date, shall determine the amount of income earned or losses suffered by that portion of his Account that is not held in the form of Stock, and shall determine the appreciation or depreciation of that portion of his Account that is not held in the form of Stock since the preceding Valuation Date. The Committee shall then determine what a Member's Account that is held in the form of cash would have earned by multiplying such deemed investment earnings by a fraction, the numerator of which is the Member's Plan Account that is held in the form of cash prior to the beginning of that Plan Year reduced by the amount of distributions from the Member's Account that is held in the form of cash made to the Member during the Plan Year, and the denominator of which is the aggregate of all Accounts that are held in the form of cash of all Plan Members prior to the beginning of that Plan Year reduced by the amount of all distributions from all Members' Accounts that are held in the form of cash to all Plan Members during the Plan Year. This amount accrued by the Committee as additional deferred compensation shall be a part of the Employer's obligation to the Member and payment of it shall be a general obligation of the Employer. The determination of interest based on the income and appreciation of the Member's Account that is held in the form of cash shall in no way affect the ability of the general creditors of the Employer to reach the assets of the Employer or the rabbi trust in the event of the insolvency or bankruptcy of the Employer or place the Members in a secure position ahead of the general creditors of the Employer.

                                   ARTICLE VI

                          MEMBER'S RIGHTS AND BENEFITS


                6.1 MEMBER'S VESTED INTEREST. Each Member shall have a 100% vested and nonforfeitable interest in the amounts credited to his Account which are reflected on the Deferred Compensation Ledger maintained on the books of the Employer.

                6.2 TIME AND FORM OF BENEFIT PAYMENTS. Vested benefits due under this Plan shall be paid within 90 days after the end of the quarter in which the Member (a) retires, (b) dies, or (c) otherwise terminates employment, whichever occurs first. If a Member dies, the Member's Beneficiary is entitled to receive all amounts credited to the Member's Account. A Member must elect, prior to becoming a Member, to receive his benefit in either a lump sum payment or monthly installments over a (i) three year, (ii) five year, or
(iii) 10 year period. This election may not be changed at any time by the Member. If installment payments are elected by the Member and the Member dies after he has retired and prior to receiving all installment payments, to which he is entitled, the remaining installments shall be paid to the Member's Beneficiary.

                 Upon a distribution, all shares of Stock credited to the Member in the Deferred Compensation Ledger, if any, shall be distributed in kind, whether the distribution is in a lump sum or in installments. If the distribution of Stock is in installments, all dividends and other property or rights accumulating on the shares still undistributed will be credited as provided in Section 5.3 and distributed with the next installment. If there are periodic installments to be made of the portion, if any, deferred as cash, income shall accumulate on that portion of the Account as described in Section
5.4 until the balance credited to the cash portion of the Member's Account has been distributed.

                6.3 CONTINUED EMPLOYMENT. Nothing contained herein shall be construed as conferring upon any Member the right to continue in the employ of the Employer in any capacity.

                                  ARTICLE VII

                               ACCOUNTS UNFUNDED


                7.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE EMPLOYER. The Employer will pay the benefits due the Members under this Plan; however should it fail to do so when a benefit is due, the benefit shall be paid by the trustee of that certain trust agreement, entered into contemporaneously with this agreement, to the extent the Employer has contributed funds to the trust. In any event, to the extent the trust fails to pay for any reason, the Employer still remains liable for the payment of all unpaid benefits due under this Plan.

                7.2 RABBI TRUST TO ENABLE EMPLOYER TO MEET ITS OBLIGATIONS UNDER THE AGREEMENT. It is specifically recognized by the Sponsor, Employer and the Members that each Employer may, but is not required to contribute any amount it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of each Employer who is a signatory to this Plan. However, under all circumstances, the rights of the Members to the assets held in the trust, if any, shall be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the rabbi trust shall constitute a guarantee by the Sponsor or any Employer that assets of the Sponsor or any Employer transferred to the trust will be sufficient to pay any benefits under this Plan or would place the Member in a secured position ahead of general creditors should the Sponsor or Employer become insolvent or bankrupt. Any trust agreement used by the Sponsor or any Employer to accumulate assets to assist in paying its obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Members in this Plan have no greater rights than unsecured general creditors of the Sponsor or the Employer in relation to their benefits under this Plan.

                 It is specifically recognized by the Sponsor, each Employer and all Members that this Plan is only a general corporate commitment of each Employer and that each Member must rely upon the general credit of each Employer for the fulfillment of its obligations under this Plan. Under all circumstances the rights of Members to any asset held by the Sponsor and each Employer will be no greater than the rights expressed in this Plan. Nothing contained in this Plan will constitute a guarantee by the Sponsor or any Employer that the assets of the Sponsor and each Employer will be sufficient to pay any benefits under this Plan or would place the Member in a secured position ahead of general creditors of the Sponsor or any Employer. Though the Sponsor may establish or become a signatory to a Rabbi Trust to accumulate assets to fulfill its obligations, the adoption of this Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Member in any asset held by the Sponsor or any Employer, contributed to any such trust or otherwise designated to be used for payment of any of the Sponsor's or any Employer's obligations created in this agreement. No specific assets of the Sponsor or any Employer have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance




                                     VII-1
of the Sponsor's or an Employer's obligations under this Plan which would remove such assets from being subject to the general creditors of the Sponsor or an Employer.

                 It is also specially recognized by the Sponsor, each Employer, and all Members that Benefits payable under this Plan shall not (i) impose any obligation upon the Basic Plan; (ii) be paid from the trust used to fund the Basic Plan; or (iii) have any effect whatsoever upon the Basic Plan or the payment of benefits from the Basic Plan. No Member or his Beneficiary or Beneficiaries shall have any title to or beneficial ownership in any assets which the Employer may earmark to pay benefits hereunder.





                                     VII-2

                                  ARTICLE VIII

                                 ADMINISTRATION


                8.1 COMMITTEE APPOINTMENT. The Committee shall be appointed by the Management Committee. Each Committee member will serve until his or her resignation or removal. The Management Committee shall have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

                8.2 COMMITTEE ORGANIZATION AND VOTING. The Committee shall select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of this Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Member will not vote or act on any matter relating solely to himself.

                8.3 POWERS OF THE COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of this Plan according to the terms and provisions of this Plan and shall have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                 (a) to make rules and regulations for the administration of this Plan;

                 (b) to construe all terms, provisions, conditions and limitations of this Plan;

                 (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in this Plan in the manner and to the extent it deems expedient to carry this Plan into effect for the greatest benefit of all parties at interest;

                 (d) to resolve all controversies relating to the administration of this Plan, including but not limited to:

                          (1) differences of opinion arising between the Sponsor, Employer and/or a Member; and





                                     VIII-1

                          (2) any question it deems advisable to resolve in order to promote the uniform administration of this Plan for the benefit of all parties at interest; and

                 (e) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of this Plan.

                8.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review; and no final action, ruling, or decision by the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

                8.5 REIMBURSEMENT OF EXPENSES. The Committee will serve without compensation for their services but will be reimbursed by the Sponsor for all expenses properly and actually incurred in the performance of their duties under this Plan.

                8.6 ANNUAL STATEMENT. The Committee shall cause each Member to receive an annual statement as soon as administratively feasible after the conclusion of each Plan Year containing a statement of the Member's Accounts on the Deferred Compensation Ledger through the end of that Plan Year.





                                     VIII-2

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION


                9.1 AMENDMENT AND/OR TERMINATION. The Sponsor has the sole right to amend, discontinue or terminate this Plan. Any amendment, discontinuance or termination may be made by a certified resolution or consent of the Management Committee, or by an instrument in writing executed by the appropriate officer of the Sponsor. If the Sponsor should terminate this Plan, the Employer shall distribute to each Member, within 90 days after the end of the quarter in which the Plan terminates, the entire amount credited to his Account as of the end of that quarter.

                 Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it receives a copy of the amendment. A rejection shall constitute a withdrawal from this Plan by that Employer unless the Sponsor acquiesces in the rejection.

                9.2 REVERSION OF EXCESS ASSETS. Upon satisfaction of all the obligations to a Member under this Plan, the assets, if any, remaining in the Trust allocated to the account of that Member, shall be paid to the Employer who employed that particular Member.

                                   ARTICLE X

                      ADOPTION OF PLAN BY OTHER EMPLOYERS


                 10.1 ADOPTION PROCEDURE. Any business organization which has adopted the Basic Plan may, with the approval of the Management Committee, adopt this Plan by:

                 (a) A certified resolution or consent of the board of directors of the adopting Employer or an executed adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

                 (b)      Providing all information required by the Committee.

                 10.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan by an Employer nor any act performed by it in relation to this Plan shall ever create a joint venture or partnership relation between it and any other Employer.

                 10.3 EXPENSES TO BE SHARED. Each Employer shall pay a proportionate part of the necessary expenses incurred in the administration of this Plan, as determined by the Sponsor.

                 10.4 TRANSFER OF MEMBERS. If a Member employed by an Employer is transferred to the employment of another Employer, he shall maintain all of his rights and benefits under this Plan from which his service is transferred, and his participation in this Plan shall be considered uninterrupted, as if no transfer has been made. If a Member shall be employed by more than one Employer during the course of his employment, each Employer employing the Member shall contribute its appropriate share of the cost of providing the benefits incidental to his employment therewith.

                 10.5 SINGLE PLAN. This Plan shall be considered a single plan rather than a group of single plans of each adopting Employers.

                                   ARTICLE XI

                                 MISCELLANEOUS


                 11.1 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee shall furnish information, to the Employer last employing the Member, concerning the amount and form of distribution to any Member entitled to a distribution so that the Employer may make the distribution required. It will also calculate the deductions from the amount of the benefit paid under this Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld. If a Member has accrued a benefit under this Plan while in the service of more than one Employer, each Employer for which the Member was working will reimburse the disbursing agent for the amount attributable to the benefit earned while the Member was in the employment of that Employer if it has not already provided that funding to the disbursing agent.

                 11.2 LIMITATION OF RIGHTS. Nothing in this Plan will be construed:

                 (a) to give a Member any right with respect to any benefit except in accordance with the terms of this Plan;

                 (b) to limit in any way the right of the Employer to terminate a Member's employment with the Employer at any time;

                 (c) to evidence any agreement or understanding, expressed or implied, that the Employer will employ a Member in any particular position or for any particular remuneration; or

                 (d) to give a Member or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Employer.

                 11.3 DISTRIBUTIONS TO INCOMPETENTS OR MINORS. Should a Member become incompetent or should a Member designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

                 11.4 NONALIENATION OF BENEFITS. No right or benefit provided in this Plan shall be transferable by the Member except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same will be void. No right or benefit under this Plan shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Member or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Employer hold or apply the right or benefit or any part of it to the benefit of the Member or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

               11.5 RELIANCE UPON INFORMATION. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Employer, the Employer's legal counsel, the Employer's actuary, the Employer's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

               11.6 SEVERABILITY. If any term, provision, covenant or condition of this Plan is held to be invalid, void or otherwise unenforceable, the rest of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               11.7 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Member shall be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Sponsor or to the residential mailing address of the Member. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

               11.8 GENDER AND NUMBER. If the context requires it, words of one gender when used in this Plan will include the other genders, and words used in the singular or plural will include the other.

               11.9 GOVERNING LAW. The Plan shall be construed, administered and governed in all respects by the laws of the State of Texas.

               11.10 EFFECTIVE DATE. This Plan shall be operative and effective as of January 1, 1995.

                 IN WITNESS WHEREOF, the Sponsor has executed this document on this ________ day of ____________________ , 1994.

                                  NATIONAL-OILWELL



                                  By
                                    -----------------------------------